Exhibit 10.3

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Ikanos Communications, Inc.
2006 Sales Compensation Plan
For Vice President Worldwide Sales

Version 2.6

1.             Purpose

1.1.          Attraction, retention and motivation. The goal of this plan is to attract, retain, and motivate the best salespeople in the industry through clearly specified sales goals and a pay-for-performance philosophy.

1.1.1.       Attraction. Earn higher than the industry norm through the no-cap quarterly revenue-based and margin-based commission and the no-cap annual revenue-based and margin-based commission with multiplier.

1.1.2.       Retention. Participants are rewarded with an Annual Commission paid after year end results are final.

1.1.3.       Motivation. OEM Design Win Incentives and Strategic Telco Win Incentives

1.2.          Communicate the company goals. Another goal of the Plan is to communicate what the company wants you to focus on:

1.2.1.       Exceeding quarterly revenue targets

1.2.2.       Exceeding quarterly margin targets

1.2.3.       Winning strategic Telco tenders

1.2.4.       Winning OEM designs and launching new products

1.2.5.       Teamwork to meet above goals

1.3.          Pay for performance. The company believes in pay for performance and rewards sales performance with a no-cap revenue-based commission plan.

2.             Overview

The Ikanos 2006 Sales Compensation Plan is composed of:

2.1.          Salary

2.2.          Performance Pay

2.2.1.       Commission based on meeting Quarterly Target Revenue and Target Margin Goals

2.2.2.       Annual Commission based on exceeding Annual Target Revenue and Target Margin Goals

2.2.3.       Incentives to win OEM designs and launch new products

2.2.4.       Incentives to win strategic Telco tenders

2.3.          Stock Options

2.4.          Benefits

2.5.          Car Allowance

3.             Definitions

3.1.          Performance Pay – Variable compensation calculated based on performance to goals and typically paid on a quarterly and annual basis.

3.2.          FAE – Field Applications Engineers

3.3.          Salary – Compensation usually referred to as “Base Salary” paid on a regular basis.

3.4.          Commission – Compensation that varies as a function of performance against assigned tasks or goals.

3.5.          Benefits – A form of compensation allocated to or for the purchase of employee benefits such as company health care plan/s. In some cases, the employee may pay some portion of the cost of these benefits

3.6.          Target Customers – OEM’s, Distributors or Contract Manufacturers that purchase products or services from Ikanos.

3.7.          Target OEM Design Wins – Ikanos chipsets that have fulfilled a system vendor’s specifications and have been designed into a specific end product.

3.8.          Target Commission – Variable compensation amount limited to a specific time period.

3.9.          Quarterly Target Revenue Goal – Quarterly revenue target toward which the effort of an employee is directed.

3.10.        Annual Target Revenue Goal - Fiscal year revenue target toward which the effort of an employee is directed.

3.11.        Quarterly Target Margin Quota - Quarterly margin target toward which the effort of an employee is directed.

3.12.        Annual Target Margin Quota - Fiscal year margin target toward which the effort of an employee is directed

3.13.        Actual Revenue – [***]

3.14.        Actual Margin – Gross margin that has been reported by the company following any necessary review or audit by the Company’s independent CPA’s.

3.15.        Teamwork – Work and activities of a group of employees who individually contribute to the productivity of the whole.

3.16.        Sales Teams – A group of employees associated together in work or activities.

3.17.        Shared Quota – a quota that is shared amongst two or more sales people.

3.18.        OEM – Original Equipment Manufacturer that typically sells and supports equipment to Telco’s.

4.             Eligibility

4.1.          Sales managers, sales directors, sales operations managers and sales vice presidents are eligible for commissions and incentives under this Plan while employed by the Company.

4.2.          FAE’s are eligible for incentives under this Plan while employed by the Company.

5.             Deadlines

5.1.          The following Table 1 determines the deadlines involved in the calculation and payment of your commissions and incentives.

5.2.          Adjustments to your Plan Summary for Shared Quotas, OEM Design Win Targets, and Strategic Telco Wins may be approved prior to the beginning of each quarter on the dates below by the CEO.

5.3.          In the event that OEM Design Win Claim Forms or Strategic Telco Win Claim Forms are not submitted by the Plan participant before the deadline then the OEM Design Win and/or the Strategic Telco Win shall not be paid for the current quarter.

5.4.          Provided that the Plan participants submit their Claim Forms, in the event of a delay in disbursement of payment, you will be eligible for a recoverable draw for the amount of 50% of your performance pay for that quarter.

Table 1. Deadlines

Deadlines 2006	Q1	Q2	Q3	Q4

Sales - Adjustments to your Plan Summary for the following quarter	[***]	[***]	[***]	[***]

Sales – Last day to ship Products	[***]	[***]	[***]	[***]

Sales - OEM Design Win and Strategic Telco Win Claim Forms submitted from Sales to Finance	[***]	[***]	[***]	[***]

Finance - Complete Review of Claims when submitted	[***]	[***]	[***]	[***]

HR, Finance – PANs Completed	[***]	[***]	[***]	[***]

HR – CEO signed off	[***]	[***]	[***]	[***]

Payroll - Payments Disbursed	[***]	[***]	[***]	[***]

6.             Salary

6.1.          The Company will pay you a regular fixed salary paid in 26 (US employees) or 12 (international office employees) pay periods based on your Plan Summary.

7.             Commission on Revenue

7.1.          Target Revenue. The Annual Operating Plan as published to the Ikanos Board of Directors sets your Target Quarterly Revenue and your Target Annual Revenue at the time the 2006 Sales Plan is approved. In the event that the Annual Operating Plan revenue is increased your Plan Summary revenue target shall not be increased. In the event that the Annual Operating Plan revenue is decreased, you may be eligible for a change to your Plan Summary if approved by the Vice President of Worldwide Sale and the CEO. The Plan Summary lists your Target Quarterly Revenue and Target Annual Revenue. A copy of the Annual Operating Plan is attached.

7.2.          Target Commission. Your Plan Summary lists the dollar amounts of your Target Quarterly Commission and your Target Annual Commission.

7.3.          Calculation of Quarterly Revenue Commission. Quarterly Revenue Commission shall be calculated as follows unless otherwise limited in your Plan Summary:

Quarterly Revenue Commission = (Actual Quarterly Revenue/Target Quarterly Revenue)*Target Quarterly Revenue Commission

7.4.          Calculation of Annual Revenue Commission. If your Actual Annual Revenue is over 100% of your Target Annual Revenue, then you are eligible for the Annual Revenue Commission. Annual Revenue Commission shall be calculated as follows:

Annual Revenue Commission = 2*((Actual Annual Revenue/Target Annual Revenue)-1)*Target Annual Revenue Commission

7.5.          No Cap on Commissions. Quarterly and Annual Commission on Revenue shall not be capped.

8.             Commission on Margin

8.1.          Target Margin. The Annual Operating Plan as published to the Ikanos Board of Directors sets your Target Quarterly Margin and your Target Annual Margin at the time the 2006 Sales Plan is approved. In the event that the Annual Operating Plan revenue is increased your Plan Summary revenue target shall not be increased. In the event that the Annual Operating Plan revenue is decreased, you may be eligible for a change to your Plan Summary if approved by the Vice President of Worldwide Sales and the CEO. The Plan Summary lists your Target Quarterly Margin and Target Annual Margin

8.2.          Target Margin Commission. Your Plan Summary lists the dollar amounts of your Target Quarterly Margin Commission and your Target Annual Margin Commission.

8.3.          Calculation of Quarterly Margin Commission. Quarterly Margin Commission shall be calculated as follows:

Quarterly Margin Commission = (Actual Quarterly Margin/Target Quarterly Margin)*Target Quarterly Margin Commission

8.4.          Calculation of Annual Margin Commission. If your Actual Annual Margin is over 100% of your Target Annual Margin, then you are eligible for the Annual Margin Commission. Annual Margin Commission shall be calculated as follows:

Annual Margin Commission = 2*((Actual Annual Margin/Target Annual Margin)-1)*Target Annual Margin Commission

8.5.          No Cap on Commissions. Quarterly and Annual Commission on Revenue shall not be capped.

9.             OEM Design Win Incentives

9.1.          Target OEM Design Wins. If you believe you have earned an OEM Design Win Incentive from one of your listed OEM Design Wins (listed in your Plan Summary), [***] AND, depending on the region, shipments of at least [***] CO ports for Asia and EU and [***] CO ports for North America or a minimum of [***] CPE ports regardless of which region. Shipments must occur before the date of your claim. Lastly an OEM Design Win Claim Form must be submitted prior to the dates specified in Table 1 above.

9.2.          Target OEM Design Win Incentive Amount. Your Plan Summary lists the dollar amount of your OEM Design Win Incentive.

9.3.          Qualifying OEM Design Wins. To qualify for an OEM Design Win Incentive, the OEM customer and product must be listed on your Plan Summary before the beginning of each quarter. Each OEM Design Win shall be assigned a weighting factor measured in points and listed in your Plan Summary. Points shall be assigned in reference to revenue and margin opportunity or by strategic significance.

9.4.          Claiming OEM Design Win Incentive. If you believe you have earned an OEM Design Win Incentive from one of your listed OEM Design Wins (listed in your Plan Summary), then you must complete and submit as OEM Design Win Claim Form to the VP of WW Sales AND shipments of at least [***] CO ports or at least [***] CPE ports to a Target

OEM Customer must occur before the date of your claim. Lastly an OEM Design Win Claim Form must be submitted prior to the dates specified in Table 1 above.

9.5.          Late Claim Forms. If you fail to submit your Claim Form on the dates specified in Table 1 above, then your claim will not be included in that quarter’s compensation. You may submit a new claim form in the following fiscal quarter under this Plan. If you fail to submit your claim form in the fourth fiscal quarter of this year, then your claim will not be included in this year’s compensation calculations.

9.6.          Calculation of OEM Design Win Incentive. OEM Design Win Incentives shall be calculated as dollars per point times the Target OEM Design Win points. The dollars per point and points per Target OEM Customer are listed in your Plan Summary.

9.7.          OEM Design Win Not Achieved in the Quarter Specified. In the event that an OEM Design Win is not achieved in the quarter specified in your plan summary, the OEM Design Win rolls into the following quarter, except for Q4.

10.          Strategic Telco Win Incentive

10.1.        Target Strategic Telco Customers. Your Plan Summary lists your Target Strategic Telco Customers eligible for Strategic Telco Win Incentives. You may request to have new Strategic Telco Win opportunities to be added to your list of targets by submitting an amended Plan Summary to your immediate supervisor and the VP of Sales for signature approval. If you have not obtained the appropriate signatures on the amended Plan Summary by the end of the fiscal quarter for the following quarter, your new Strategic Telco Win opportunities will not be included in your compensation for the following quarter.

10.2.        Strategic Telco Win Incentive Amount. Your Plan Summary also states the dollar amount of your Strategic Telco Win Incentive.

10.3.        Qualifying Strategic Telco Wins. To qualify for this Incentive, the Telco customer must be listed on your Plan Summary before the beginning of each quarter. You may request to have new Target Strategic Telco Win opportunities to be added to your list of targets for the following quarter by submitting an amended Plan Summary to your immediate supervisor and the VP of Worldwide Sales for signature approval. If you have not obtained the required signatures on the amended Plan Summary by the dates set in the Table 1 above in the appropriate quarter, your requested new Target Strategic Telco Wins will NOT be included in your compensation for the following quarter.

10.4.        Claiming Strategic Telco Wins. If you believe you have earned a Strategic Telco Win from one of your Strategic Telcos (as listed in your Plan Summary) then complete and submit a Strategic Telco Win Claim Form to the VP of WW Sales along with evidence which shall include, but is not limited to, any of the following forms:

•	Telco or OEM press release or Ikanos joint press release stating Ikanos has been selected by the Telco or OEM for the Telco deployment;

•	Official written communication from Telco or OEM to Ikanos stating that Ikanos has been selected by the Telco or OEM for the Telco deployment;

•

Official meeting minutes sent to all attendees of a CEO-to-CEO or CEO-to-GM meeting at either Telco or OEM where the customer CEO or GM officially states that Ikanos has been selected for the Strategic Telco deployment;

•

Official meeting minutes sent to all attendees of a VP-to-VP or VP-to-GM meeting at either Telco or OEM where the customer VP or GM officially states that Ikanos has been selected for the Strategic Telco deployment; or

•	Written certification by Ikanos VP of Sales and CEO stating that the Strategic Telco has been won.

10.5.        Awarding Strategic Telco Wins. Strategic Telco Win Incentives shall be awarded upon claim forms signed by the Vice President of Human Resources and the CEO. Each Strategic Telco Win may only be claimed once.

11.           Payment Process

11.1.        Operations Sales Manager will provide to finance analyst and assistant controller a summary commission worksheet signed by the VP of WW sales. This summary sheet will list, by eligible sales personnel, the actual revenue by customer, quota, percentage achieved, quarterly revenue commission payment, total design win points, OEM design win incentive payment, and strategic telco incentive payment.

11.2.        Finance analyst and assistant controller will sign off on the summary commission worksheet, after validating summaries from detail reports. After signing off, finance analyst and assistant controller will obtain CFO and CEO signatures on the summary commission worksheet.

11.3.        After the summary commission worksheet has been signed, HR will complete requisite personnel action notices (PANs) and attach originals of signed summary worksheet. VP of HR will sign off on PANs and PANs and summaries will be submitted to Finance for payment.

12.          Stock Options

12.1.        All FAE’s, sales managers, sales directors, sales operations managers, and sales vice presidents eligible under this Plan qualify for Stock Options at the date of hire and also are eligible for consideration for additional stock options based on their performance during the annual option grant process.

13.          Spot Bonus

13.1.        All FAE’s, sales managers, sales directors and sales vice presidents are eligible for spot bonuses in accordance with the Company’s bonus policy and practices.

14.          First quarter of employment guarantee

14.1.        From your employment start date with the Company or any of its subsidiaries to end of your first full fiscal quarter, your Performance Pay as defined in your Plan Summary shall be paid at 100% (pro-rated for the numbers of calendar days you were employed in that quarter).

15.          Other Duties

15.1.        From time to time you may be assigned to perform other duties. These might include, but are not limited to, such tasks as collecting market research data, arranging press tours, participating in technical standards meetings, language translation, and setting up trade show booths. Such duties are a normal part of your job for which the company pays you a salary. Other duties may be assigned by your supervisor.

16.          Employee Benefits

16.1.        You will be eligible to participate in the company employee benefits programs - See HR.

17.          Termination of Employment

17.1.        If your employment is terminated (voluntary or involuntary), you will be eligible for a pro-rated % of your target performance pay calculated as follows:

17.1.1.     (Days worked in the quarter / Days in the quarter) * your Earned Quarterly Revenue Commission. (Days are calendar days)

17.1.2.     No payment for Annual Revenue Commission.

17.1.3.     OEM Design Win Incentive Claim Forms and the evidence of the win must be submitted before your last day of employment for OEM design wins occurring between the first day of the quarter and the date your termination. The dollar amount shall be calculated as specified in Section 8.5.

17.1.4.     Strategic Win Incentive Claim Forms and the evidence of the win must be submitted before your last day of employment for OEM design wins occurring between the first day of the quarter and the date your termination. The dollar amount shall be calculated as specified in Section 9.5.

18.          Changes to the Compensation Plan

18.1.        The company may change, quotas, commissions, or any other part of this plan at any time.

19.          With-Holding

19.1.        Commissions paid to employees will be subject to all of the standard with-holding requirements of the country from which they are paid.

20.          General Provisions

20.1 This plan does not constitute an employment agreement and does not replace Ikanos’ “at-will” employment policy. This plan supersedes all prior plans.

21.          Approvals

Chris Smith, Vice President of Human Resources	Date

Rajesh Vashist, President and CEO	Date